As filed with the Securities and Exchange Commission on September 4, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2015

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    June 30, 2015

P / 1

PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2015. The S&P 500® Index, a proxy for large capitalization stocks, was up 7.42% over the past twelve months, while small capitalization stocks were up 6.49% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index Net were up 1.43% over the same period.

Fund Results

For the twelve month period ending June 30, 2015, the IronBridge Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, L.P., returned 7.14% versus the 6.49% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, L.P., returned 3.34% versus the 5.92% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, L.P., returned 1.74% versus the 1.43% return for the MSCI World Index Net.

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, L.P., returned 6.40% versus the 7.37% return for the Russell 1000® Index.

Outlook

Our outlook for equities is that they will likely continue to deliver moderate positive returns for the near term. We believe company-specific cash flows could continue to grow at about 8% to 10%. Global monetary policy remains accommodative, particularly in Europe, Japan and China, which should keep the discount rate at the lower end of its historical range.

In assessing the near-term outlook, we are fully aware that the potential for continued macro shocks remains high and equities may experience an increase in volatility. While we anticipate eventual profit taking, particularly among the most speculative parts of the equity market, we continue to view any potential market pullback as an opportunity to buy great companies at more attractive valuations.

Thank you for your continued support of IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

P / 2

Report from IronBridge Capital Management, L.P.

Dear Shareholders:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index Net.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the year ended June 30, 2015, the IronBridge Small Cap Fund outperformed the benchmark, returning 7.14% (net of fees) compared with the Russell 2000® Index return of 6.49% for the same period.

The stock selection within Information Technology, Energy, Consumer Staples, Health Care and Consumer Discretionary was a positive contributor to the relative return profile. Exposure among the Industrials, Utilities, Materials and Financials names detracted from the Small Cap Fund’s relative performance. The sector allocation detracted from the Small Cap Fund’s relative performance, primarily due to a small allocation to cash, slight overweight positions to Materials and Utilities and underweight position to Information technology.

IronBridge SMID Cap Fund

For the year ended June 30, 2015, the IronBridge SMID Cap Fund trailed the benchmark, returning 3.34% (net of fees) compared with the Russell 2500™ Index return of 5.92% for the same period.

The stock selection within Consumer Discretionary, Consumer Staples and Health Care was a positive contributor to the relative return profile, while exposure among the Utilities, Information Technology, Industrials, Materials, Financials and Energy detracted from the SMID Cap Fund’s relative performance. The sector allocation also detracted from the SMID Cap Fund’s relative performance, driven primarily by the small allocation to cash and slight underweight positions in Health Care, Consumer Discretionary and Information Technology and overweight position to Materials.

IronBridge Global Fund

For the year ended June 30, 2015, the IronBridge Global Fund outperformed the benchmark, returning 1.74% (net of fees) compared with the MSCI World Index Net return of 1.43% for the same period.

P / 3

Report from IronBridge Capital Management, L.P. (continued)

The stock selection within Financials, Industrials, Materials and Information Technology was a positive contributor to the Global Fund’s relative return profile. Exposure among the Energy, Utilities, Consumer Discretionary, Consumer Staple and Health Care names detracted from the Global Fund’s relative performance. The sector allocation also added to the Global Fund’s relative performance, primarily due to a slight underweight position to Energy and overweight position to Health Care.

IronBridge Large Cap Fund

For the year ended June 30, 2015, the IronBridge Large Cap Fund trailed the benchmark, returning 6.40% (net of fees) compared with the Russell 1000® Index return of 7.37% for the same period.

The stock selection within Consumer Discretionary, Financials, Information Technology and Industrials was a positive contributor to the relative return profile, while exposure among the Health Care, Consumer Staple, Materials, Utilities and Energy detracted from the Large Cap Fund’s relative performance. The sector allocation more than offset the overall positive impact of stock selection on the Large Cap Fund’s relative performance, driven primarily by the Large Cap Fund’s small allocation to cash and slight overweight position to Materials and underweight position to Health Care.

Market Review

Equities markets, for the most part, advanced during the twelve-month period ending June 30, 2015. Within the U.S. market, large cap stocks, as measured by the Russell 1000® Index (7.37%), were the best-performing capitalization range followed by mid cap stocks, as measured by the Russell Midcap® Index (6.64%), and small cap stocks, as measured by the Russell 2000® Index (6.49%). Global large cap and mid cap stocks in the developed markets were mixed but also advanced overall, as measured by the MSCI World Index Net (1.43%). Returns for the individual countries contained in the index varied significantly. The best-performing country was Hong Kong, up approximately 12.39%, while Portugal, the worst performing country, was down approximately 36.79%.

Developed economies gained steam, in part, due to the success of their quantitative easing (QE) programs. Emerging market economies decelerated as a stronger dollar drove commodity prices down and currencies pegged to the dollar made exports more expensive.

Portfolio Outlook

Since macro volatility appears to be one of the byproducts of global quantitative easing, we believe heightened macroeconomic volatility may be here to stay for at least the next few years. Specifically, currency, energy, interest rates, and economic volatility may remain high.

Another byproduct of global QE is a very low discount rate. The discount rate is so low that an adjustment back toward the lower range of normal might be healthy to blow off some of the froth in the more speculative parts of the market. While we do not believe such a move would create a bear market, we do believe a correction could feel like one for a while and present opportunities to buy some great companies at better entry points. How low the discount rate can go is a source of great debate within IronBridge, but we all agree that we are in the caution zone and the most speculative parts of the market are the most vulnerable. We believe the most speculative part of the equity market resides in the biotech firms within the Health Care sector and in the social media companies within the Information Technology sector.

P / 4

We are underweight in the more speculative parts of the market since we are not finding a lot of value, and the payoff structures are getting increasingly skewed to the downside. We are fully aware that this could go against us for a while. The extremely low discount rate environment suggests that we should significantly underweight early stage growth companies (Rockets) and continue to move our growth budget to more of a quality growth tilt — defined as lower volatility business models (typically found among the Golden Goodies in our Life Cycle diversification framework). Ultimately, we believe the conditions for active managers to outperform are improving, particularly in high dispersion sectors.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. This risk is greater for emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

P / 5

Report from IronBridge Capital Management, L.P. (continued)

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

P / 6

EXPENSE EXAMPLE

IronBridge Funds

June 30, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 — 6/30/15).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

P / 7

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2015	ENDING ACCOUNT VALUE 6/30/2015	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,042.80	1.09%	$5.52
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,042.90	0.95%	$4.81
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,029.60	1.00%	$5.03
Hypothetical 5% Return	$1,000.00	$1,019.84	1.00%	$5.01
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,027.30	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

P / 8

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/15	Fund	Index

One Year	7.14%	6.49%

Five Year Average Annual	15.26	17.08

Ten Year Average Annual	8.69	8.40

Since Commencement Average Annual	11.50	10.96

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 9

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/15	Fund	Index

One Year	3.34%	5.92%

Five Year Average Annual	14.77	17.85

Ten Year Average Annual	7.96	9.09

Since Commencement Average Annual	7.57	8.77

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 10

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/15	Fund	Index

One Year	1.74%	1.43%

Five Year Average Annual	12.09	13.10

Since Commencement Average Annual	8.67	9.82

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/15	Fund	Index

One Year	6.40%	7.37%

Since Commencement Average Annual	13.13	15.12

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 12

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2015

COMMON STOCKS - 95.9%
	Number of Shares	Value
AEROSPACE & DEFENSE - 2.1%
Curtiss-Wright Corp.	77,506	$5,614,535
Esterline Technologies Corp. (a)	39,798	3,794,341
		9,408,876

AUTO COMPONENTS - 1.0%
Tenneco, Inc. (a)	80,610	4,630,238

BANKS - 9.0%
BankUnited, Inc.	170,720	6,133,970
Banner Corp.	93,720	4,492,000
Columbia Banking System, Inc.	275,181	8,954,390
Cullen/Frost Bankers, Inc.	101,499	7,975,791
Square 1 Financial, Inc. - Class A (a)	165,981	4,539,580
SVB Financial Group (a)	55,125	7,936,897
		40,032,628

BIOTECHNOLOGY - 2.1%
Genomic Health, Inc. (a)	89,791	2,495,292
Intrexon Corp. (a)	19,440	948,672
Isis Pharmaceuticals, Inc. (a)	31,970	1,839,874
OncoMed Pharmaceuticals, Inc. (a)	85,260	1,918,350
Seattle Genetics, Inc. (a)	48,210	2,333,364
		9,535,552

BUILDING PRODUCTS - 0.9%
Universal Forest Products, Inc.	79,639	4,143,617

CAPITAL MARKETS - 1.3%
Stifel Financial Corp. (a)	99,861	5,765,974

CHEMICALS - 3.3%
Methanex Corp.	38,938	2,167,289
NewMarket Corp.	11,356	5,040,815
PolyOne Corp.	73,150	2,865,285
Sensient Technologies Corp.	69,440	4,745,530
		14,818,919

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Mobile Mini, Inc.	78,863	$3,315,401

COMMUNICATION EQUIPMENT - 0.8%
ShoreTel, Inc. (a)	315,584	2,139,660
Sierra Wireless, Inc. (a)	49,006	1,218,289
		3,357,949

CONSUMER FINANCE - 0.8%
PRA Group, Inc. (a)	57,850	3,604,633

CONTAINERS & PACKAGING - 1.1%
AptarGroup, Inc.	79,007	5,038,276

ELECTRIC UTILITIES - 1.0%
El Paso Electric Co.	124,197	4,304,668

ELECTRICAL EQUIPMENT - 2.0%
Acuity Brands, Inc.	28,055	5,049,339
EnerSys, Inc.	53,314	3,747,441
		8,796,780

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.5%
Cognex Corp.	87,570	4,212,117
IPG Photonics Corp. (a)	47,662	4,059,611
Littelfuse, Inc.	37,875	3,593,959
Trimble Navigation Ltd. (a)	148,419	3,481,910
		15,347,597

ENERGY EQUIPMENT & SERVICES - 2.5%
Atwood Oceanics, Inc.	85,336	2,256,284
Helix Energy Solutions Group, Inc. (a)	138,720	1,752,033
Newpark Resources, Inc. (a)	359,780	2,925,011
Superior Energy Services, Inc.	193,690	4,075,238
		11,008,566

FOOD & STAPLES RETAILING - 2.5%
Casey’s General Stores, Inc.	113,795	10,894,733

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2015 — continued

	Number of Shares	Value
GAS UTILITIES - 1.9%
UGI Corp.	242,142	$8,341,792

HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
DexCom, Inc. (a)	60,200	4,814,796
Neogen Corp. (a)	88,909	4,217,843
STERIS Corp.	82,180	5,295,679
West Pharmaceutical Services, Inc.	163,520	9,497,242
		23,825,560

HEALTH CARE PROVIDERS & SERVICES - 4.6%
Acadia Healthcare Co., Inc. (a)	125,115	9,800,258
LifePoint Hospitals, Inc. (a)	121,760	10,587,032
		20,387,290

HEALTH CARE TECHNOLOGY - 2.2%
Medidata Solutions, Inc. (a)	87,140	4,733,445
Omnicell, Inc. (a)	130,180	4,909,088
		9,642,533

HOTELS, RESTAURANTS & LEISURE - 3.1%
Buffalo Wild Wings, Inc. (a)	50,322	7,884,954
Ruby Tuesday, Inc. (a)	421,006	2,639,708
Vail Resorts, Inc.	28,650	3,128,580
		13,653,242

HOUSEHOLD DURABLES - 1.3%
Helen Of Troy Ltd. (a)	24,786	2,416,387
Libbey, Inc.	81,401	3,364,303
		5,780,690

INFORMATION TECHNOLOGY SERVICES - 2.8%
Global Payments, Inc.	34,320	3,550,404
Jack Henry & Associates, Inc.	139,642	9,034,837
		12,585,241

INSURANCE - 6.1%
Alleghany Corp. (a)	13,560	6,356,386

	Number of Shares	Value
American Financial Group, Inc.	159,082	$10,346,693
Argo Group International Holdings Ltd.	89,519	4,986,208
Endurance Specialty Holdings Ltd.	46,740	3,070,818
Stewart Information Services Corp.	55,280	2,200,144
		26,960,249

LIFE SCIENCES TOOLS & SERVICES - 1.5%
Cambrex Corp. (a)	33,940	1,491,324
Cepheid, Inc. (a)	46,468	2,841,518
Fluidigm Corp. (a)	88,820	2,149,444
		6,482,286

MACHINERY - 5.3%
IDEX Corp.	64,604	5,076,582
ITT Corp.	112,160	4,692,774
Lincoln Electric Holdings, Inc.	63,402	3,860,548
Snap-on, Inc.	61,687	9,823,655
		23,453,559

MARINE - 0.4%
Navios Maritime Holdings, Inc.	512,983	1,908,297

MEDIA - 0.6%
Harte-Hanks, Inc.	452,028	2,694,087

METALS & MINING - 0.8%
Carpenter Technology Corp.	89,213	3,450,759

MULTI-UTILITIES - 0.9%
Black Hills Corp.	95,726	4,178,440

OIL, GAS & CONSUMABLE FUELS - 1.0%
Carrizo Oil & Gas, Inc. (a)	90,100	4,436,524

REAL ESTATE INVESTMENT TRUSTS - 5.7%
Acadia Realty Trust	146,350	4,260,248

P / 14

	Number of Shares	Value
Alexandria Real Estate Equities, Inc.	77,987	$6,820,743
EastGroup Properties, Inc.	64,081	3,603,275
Mid-America Apartment Communities, Inc.	62,169	4,526,525
Redwood Trust, Inc.	383,547	6,021,688
		25,232,479

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Cypress Semiconductor Corp.	569,858	6,701,530
Power Integrations, Inc.	74,627	3,371,648
Skyworks Solutions, Inc.	20,584	2,142,794
		12,215,972

SOFTWARE - 6.4%
Aspen Technology, Inc. (a)	65,974	3,005,116
Guidewire Software, Inc. (a)	53,930	2,854,515
Manhattan Associates, Inc. (a)	98,880	5,898,192
Proofpoint, Inc. (a)	109,657	6,981,861
PTC, Inc. (a)	148,105	6,075,267
Tyler Technologies, Inc. (a)	27,890	3,608,408
		28,423,359

SPECIALTY RETAIL - 2.2%
Tractor Supply Co.	110,716	9,957,797

TEXTILES, APPAREL & LUXURY GOODS - 5.0%
G-III Apparel Group Ltd. (a)	134,990	9,496,547
Under Armour, Inc. - Class A (a)	94,550	7,889,252
Wolverine World Wide, Inc.	164,284	4,678,808
		22,064,607

	Number of Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 1.2%
Applied Industrial Technologies, Inc.	77,868	$3,087,466
GATX Corp.	40,011	2,126,585
		5,214,051

TOTAL COMMON STOCKS
(Cost $280,506,654)		$424,893,221

SHORT-TERM INVESTMENTS - 4.5%
	Number of Shares	Value
MONEY MARKET - 4.5%
STIT - Liquid Assets Portfolio - 0.11% (b)	20,132,276	20,132,276

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,132,276)		$20,132,276

TOTAL INVESTMENTS - 100.4%
(Cost $300,638,930)		$445,025,497

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(2,021,380)

TOTAL NET ASSETS - 100.0%		$443,004,117

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2015 — continued

PORTFOLIO DIVERSIFICATION

June 30, 2015

Sectors	Percentage
Financials	22.9%
Information Technology	16.2%
Health Care	15.8%
Consumer Discretionary	13.3%
Industrials	12.7%
Materials	5.2%
Utilities	3.8%
Energy	3.5%
Consumer Staples	2.5%
TOTAL COMMON STOCKS	95.9%
TOTAL SHORT-TERM INVESTMENTS	4.5%
TOTAL INVESTMENTS	100.4%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)%
TOTAL NET ASSETS	100.0%

P / 16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2015

COMMON STOCKS - 96.8%
	Number of Shares	Value
BANKS - 7.2%
Comerica, Inc.	237,138	$12,169,922
Cullen/Frost Bankers, Inc.	111,303	8,746,190
First Republic Bank	201,280	12,686,678
Investors Bancorp, Inc.	597,290	7,346,667
SVB Financial Group (a)	76,970	11,082,141
		52,031,598

BIOTECHNOLOGY - 1.8%
Genomic Health, Inc. (a)	169,950	4,722,910
Intrexon Corp. (a)	33,130	1,616,744
Isis Pharmaceuticals, Inc. (a)	50,695	2,917,497
Seattle Genetics, Inc. (a)	82,162	3,976,641
		13,233,792

CAPITAL MARKETS - 2.8%
Legg Mason, Inc.	211,030	10,874,376
Stifel Financial Corp. (a)	164,101	9,475,192
		20,349,568

CHEMICALS - 4.7%
International Flavors & Fragrances, Inc.	168,895	18,458,535
PolyOne Corp.	116,910	4,579,365
RPM International, Inc.	232,150	11,368,385
		34,406,285

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Stericycle, Inc. (a)	109,122	14,612,527

CONSTRUCTION & ENGINEERING - 1.2%
Quanta Services, Inc. (a)	309,696	8,925,439

CONSTRUCTION MATERIALS - 1.0%
Eagle Materials, Inc.	98,990	7,555,907

CONTAINERS & PACKAGING - 1.0%
Bemis Co., Inc.	167,060	7,519,371

	Number of Shares	Value
ELECTRICAL EQUIPMENT - 3.1%
Acuity Brands, Inc.	73,750	$13,273,525
AMETEK, Inc.	165,037	9,040,727
		22,314,252

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.9%
Cognex Corp.	150,910	7,258,771
FLIR Systems, Inc.	146,285	4,508,504
Trimble Navigation Ltd. (a)	399,481	9,371,824
		21,139,099

ENERGY EQUIPMENT & SERVICES - 1.1%
Oceaneering International, Inc.	74,960	3,492,387
Oil States International, Inc. (a)	114,675	4,269,350
		7,761,737

FOOD & STAPLES RETAILING - 0.7%
Casey’s General Stores, Inc.	51,460	4,926,780

GAS UTILITIES - 2.1%
UGI Corp.	432,299	14,892,700

HEALTH CARE EQUIPMENT & SUPPLIES - 6.0%
DexCom, Inc. (a)	83,180	6,652,737
IDEXX Laboratories, Inc. (a)	100,280	6,431,959
Teleflex, Inc.	111,120	15,051,204
West Pharmaceutical Services, Inc.	266,565	15,482,095
		43,617,995

HEALTH CARE PROVIDERS & SERVICES - 2.8%
Universal Healthcare Services, Inc. - Class B	143,378	20,374,014

HEALTH CARE TECHNOLOGY - 0.8%
Medidata Solutions, Inc. (a)	100,510	5,459,703

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2015 — continued

	Number of Shares	Value
HOTELS, RESTAURANTS & LEISURE - 1.3%
Buffalo Wild Wings, Inc. (a)	61,030	$9,562,791

HOUSEHOLD DURABLES - 2.9%
Harman International Industries, Inc.	102,735	12,219,301
NVR, Inc. (a)	6,551	8,778,340
		20,997,641

HOUSEHOLD PRODUCTS - 3.0%
Church & Dwight Co., Inc.	265,417	21,533,281

INDUSTRIAL CONGLOMERATES - 1.9%
Carlisle Cos., Inc.	136,070	13,623,328

INFORMATION TECHNOLOGY SERVICES - 2.9%
Global Payments, Inc.	56,130	5,806,648
Jack Henry & Associates, Inc.	235,215	15,218,410
		21,025,058

INSURANCE - 8.0%
Alleghany Corp. (a)	15,308	7,175,778
American Financial Group, Inc.	223,442	14,532,668
Markel Corp. (a)	27,395	21,934,628
Torchmark Corp.	248,940	14,493,287
		58,136,361

LEISURE PRODUCTS - 1.0%
Polaris Industries, Inc.	50,740	7,515,101

LIFE SCIENCES TOOLS & SERVICES - 2.3%
Cambrex Corp. (a)	58,470	2,569,172
Cepheid, Inc. (a)	84,819	5,186,682
Illumina, Inc. (a)	40,908	8,932,671
		16,688,525

MACHINERY - 3.7%
ITT Corp.	170,175	7,120,122
Snap-on, Inc.	101,188	16,114,189

	Number of Shares	Value
Westinghouse Air Brake Technologies Corp.	38,170	$3,597,141
		26,831,452

MARINE - 0.5%
Kirby Corp. (a)	48,323	3,704,441

MULTI-UTILITIES - 1.9%
CMS Energy Corp.	438,650	13,966,616

OIL, GAS & CONSUMABLE FUELS - 2.5%
Carrizo Oil & Gas, Inc. (a)	167,980	8,271,335
Energen Corp.	148,280	10,127,524
		18,398,859

REAL ESTATE INVESTMENT TRUSTS - 6.6%
Acadia Realty Trust	374,150	10,891,507
Alexandria Real Estate Equities, Inc.	77,220	6,753,661
Essex Property Trust, Inc.	53,205	11,306,063
Federal Realty Investment Trust	82,360	10,549,492
Redwood Trust, Inc.	547,360	8,593,552
		48,094,275

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Alexander & Baldwin, Inc.	191,275	7,536,235

ROAD & RAIL - 1.2%
Old Dominion Freight Line, Inc. (a)	127,557	8,751,048

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Cypress Semiconductor Corp.	987,588	11,614,035

P / 18

	Number of Shares	Value
Power Integrations, Inc.	59,705	$2,697,472
		14,311,507

SOFTWARE - 3.6%
Aspen Technology, Inc. (a)	95,245	4,338,410
Manhattan Associates, Inc. (a)	119,610	7,134,736
Proofpoint, Inc. (a)	127,033	8,088,191
Tyler Technologies, Inc. (a)	47,690	6,170,132
		25,731,469

SPECIALTY RETAIL - 4.3%
Tractor Supply Co.	170,125	15,301,042
Williams-Sonoma, Inc.	189,070	15,554,789
		30,855,831

TEXTILES, APPAREL & LUXURY GOODS - 4.3%
G-III Apparel Group Ltd. (a)	199,598	14,041,719
Under Armour, Inc. -Class A (a)	208,528	17,399,577
		31,441,296

TRADING COMPANIES & DISTRIBUTORS - 0.7%
United Rentals, Inc. (a)	55,740	4,883,939

TOTAL COMMON STOCKS
(Cost $513,047,501)		$702,709,821

SHORT-TERM INVESTMENTS - 3.3%
	Number of Shares	Value
MONEY MARKET - 3.3%
STIT - Liquid Assets Portfolio - 0.11% (b)	23,724,602	$23,724,602

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,724,602)		$23,724,602

TOTAL INVESTMENTS - 100.1%
(Cost $536,772,103)		$726,434,423

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(482,453)

TOTAL NET ASSETS - 100.0%		$725,951,970

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2015

Sectors	Percentage
Financials	25.6%
Industrials	14.3%
Consumer Discretionary	13.8%
Health Care	13.7%
Information Technology	11.3%
Materials	6.8%
Utilities	4.0%
Consumer Staples	3.7%
Energy	3.6%
TOTAL COMMON STOCKS	96.8%
TOTAL SHORT-TERM INVESTMENTS	3.3%
TOTAL INVESTMENTS	100.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2015

COMMON STOCKS - 97.2%
	Number of Shares	Value
BELGIUM - 2.8%
Anheuser-Busch InBev NV	3,670	$439,837

CANADA - 2.6%
Brookfield Asset Management, Inc. - Class A	11,422	398,970

GERMANY - 5.0%
Bayer AG	3,511	491,433
Continental AG	1,190	281,587
		773,020

HONG KONG - 1.2%
AIA Group Ltd.	29,200	191,175

JAPAN - 6.5%
Komatsu Ltd.	2,518	50,551
SMC Corp.	1,000	301,222
Sumitomo Mitsui Financial Group, Inc.	5,200	231,947
Sysmex Corp.	2,800	167,014
Unicharm Corp.	11,120	264,359
		1,015,093

NETHERLANDS - 2.9%
ING Groep NV	27,390	452,235

SWEDEN - 3.8%
Assa Abloy AB	10,220	192,445
Svenska Handelsbanken AB - Class A	26,872	392,228
		584,673

SWITZERLAND - 12.1%
Givaudan SA	225	389,379
Nestle SA	9,447	682,039
Novartis AG	6,140	605,167
TE Connectivity Ltd.	3,070	197,401
		1,873,986

UNITED KINGDOM - 2.8%
Prudential PLC	17,880	430,537

	Number of Shares	Value
UNITED STATES - 57.5%
Apple, Inc.	2,373	$297,634
Cerner Corp. (a)	2,890	199,583
Comcast Corp. - Class A	7,930	476,910
Costco Wholesale Corp.	2,090	282,275
CVS Health Corp.	5,470	573,694
Discover Financial Services	5,325	306,826
Ecolab, Inc.	3,330	376,523
EOG Resources, Inc.	3,215	281,473
First Republic Bank	8,360	526,931
Google, Inc. - Class A (a)	263	142,031
Google, Inc. - Class C (a)	168	87,446
Illinois Tool Works, Inc.	5,750	527,793
Microsoft Corp.	7,625	336,644
National Fuel Gas Co.	3,210	189,037
Occidental Petroleum Corp.	6,238	485,129
Roper Industries, Inc.	2,035	350,956
Stericycle, Inc. (a)	3,177	425,432
The Charles Schwab Corp.	16,617	542,545
The Walt Disney Co.	4,950	564,993
Thermo Fisher Scientific, Inc.	2,560	332,186
Union Pacific Corp.	4,011	382,529
VF Corp.	5,560	387,754
Visa, Inc. - Class A	3,524	236,637
Whirlpool Corp.	1,375	237,944
Zoetis, Inc.	7,812	376,695
		8,927,600

TOTAL COMMON STOCKS
(Cost $11,708,422)		$15,087,126

P / 20

SHORT-TERM INVESTMENTS - 2.6%
	Number of Shares	Value
MONEY MARKET - 2.6%
STIT - Liquid Assets Portfolio - 0.11% (b)	405,475	$405,475

TOTAL SHORT-TERM INVESTMENTS
(Cost $405,475)		$405,475

TOTAL INVESTMENTS - 99.8%
(Cost $12,113,897)		$15,492,601

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		38,541

TOTAL NET ASSETS - 100.0%		$15,531,142

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2015

Sectors	Percentage
Financials	22.4%
Consumer Staples	14.4%
Industrials	14.4%
Health Care	14.0%
Consumer Discretionary	12.6%
Information Technology	8.4%
Energy	4.9%
Materials	4.9%
Utilities	1.2%
TOTAL COMMON STOCKS	97.2%
TOTAL SHORT-TERM INVESTMENTS	2.6%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2015

COMMON STOCKS - 96.8%
	Number of Shares	Value
BANKS - 7.1%
Citigroup, Inc.	10,600	$585,544
First Republic Bank	6,205	391,101
Regions Financial Corp.	21,250	220,150
Wells Fargo & Co.	11,945	671,787
		1,868,582

BIOTECHNOLOGY - 1.2%
Biogen Idec, Inc. (a)	805	325,172

CAPITAL MARKETS - 3.8%
The Charles Schwab Corp.	14,125	461,181
The Goldman Sachs Group, Inc.	2,514	524,898
		986,079

CHEMICALS - 4.3%
Ecolab, Inc.	3,860	436,450
FMC Corp.	3,605	189,443
International Flavors & Fragrances, Inc.	4,550	497,269
		1,123,162

COMMERCIAL SERVICES & SUPPLIES - 2.2%
Stericycle, Inc. (a)	4,285	573,804

COMPUTERS & PERIPHERALS - 3.9%
Apple, Inc.	6,095	764,466
EMC Corp.	9,885	260,865
		1,025,331

CONSUMER FINANCE - 1.8%
Discover Financial Services	8,090	466,146

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
Verizon Communications, Inc.	11,740	547,201

ELECTRIC UTILITIES - 1.9%
NextEra Energy, Inc.	5,095	499,463

	Number of Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.8%
Amphenol Corp. - Class A	5,352	$310,255
Trimble Navigation Ltd. (a)	7,460	175,012
		485,267

ENERGY EQUIPMENT & SERVICES - 1.5%
Schlumberger Ltd.	4,470	385,269

FOOD & STAPLES RETAILING - 4.5%
Costco Wholesale Corp.	4,605	621,951
CVS Health Corp.	5,220	547,474
		1,169,425

FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co.	6,530	314,877

HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Boston Scientific Corp. (a)	23,126	409,330
IDEXX Laboratories, Inc. (a)	3,490	223,849
		633,179

HEALTH CARE PROVIDERS & SERVICES - 1.7%
McKesson Corp.	2,025	455,240

HEALTH CARE TECHNOLOGY - 1.0%
Cerner Corp. (a)	3,650	252,069

HOUSEHOLD DURABLES - 0.9%
Harman International Industries, Inc.	2,055	244,422

HOUSEHOLD PRODUCTS - 2.3%
Colgate-Palmolive Co.	9,040	591,306

INDUSTRIAL CONGLOMERATES - 6.8%
Danaher Corp.	7,996	684,378
General Electric Co.	21,600	573,912
Roper Industries, Inc.	3,060	527,727
		1,786,017

P / 22

	Number of Shares	Value
INFORMATION TECHNOLOGY SERVICES - 4.2%
Fiserv, Inc. (a)	6,840	$566,557
Visa, Inc. - Class A	7,840	526,456
		1,093,013

INSURANCE - 1.4%
Aon PLC	3,690	367,819

INTERNET SOFTWARE & SERVICES - 3.5%
Amazon.com, Inc. (a)	764	331,645
Google, Inc. - Class A (a)	590	318,623
Google, Inc. - Class C (a)	492	256,091
		906,359

LIFE SCIENCES TOOLS & SERVICES - 2.7%
Illumina, Inc. (a)	770	168,137
Thermo Fisher Scientific, Inc.	4,150	538,504
		706,641

MACHINERY - 1.9%
Illinois Tool Works, Inc.	5,345	490,618

MEDIA - 6.4%
Comcast Corp. - Class A	12,040	724,085
The Walt Disney Co.	8,390	957,635
		1,681,720

METALS & MINING - 0.8%
Alcoa, Inc.	19,410	216,422

MULTILINE RETAIL - 1.5%
Target Corp.	4,975	406,109

OIL, GAS & CONSUMABLE FUELS - 5.0%
Cabot Oil & Gas Corp.	8,940	281,968
EOG Resources, Inc.	4,350	380,843
Occidental Petroleum Corp.	8,270	643,158
		1,305,969

	Number of Shares	Value
PHARMACEUTICALS - 4.9%
Johnson & Johnson	8,390	$817,689
Merck & Co., Inc.	8,200	466,826
		1,284,515

REAL ESTATE INVESTMENT TRUSTS - 2.7%
AvalonBay Communities, Inc.	2,276	363,864
Simon Property Group, Inc.	2,050	354,691
		718,555

ROAD & RAIL - 2.0%
Union Pacific Corp.	5,370	512,137

SOFTWARE - 3.3%
Adobe Systems, Inc. (a)	2,860	231,689
Microsoft Corp.	14,060	620,749
		852,438

SPECIALTY RETAIL - 1.2%
Lowe’s Cos., Inc.	4,860	325,474

TEXTILES, APPAREL & LUXURY GOODS - 2.9%
Under Armour, Inc. - Class A (a)	3,600	300,384
VF Corp.	6,670	465,166
		765,550

TOTAL COMMON STOCKS
(Cost $20,353,598)		$25,365,350

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2015 — continued

SHORT-TERM INVESTMENTS - 4.1%
	Number of Shares	Value
MONEY MARKET- 4.1%
STIT - Liquid Assets Portfolio - 0.11% (b)	1,082,675	$1,082,675

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,082,675)		$1,082,675

TOTAL INVESTMENTS - 100.9%
(Cost $21,436,273)		$26,448,025

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%		(241,198)

TOTAL NET ASSETS - 100.0%		$26,206,827

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2015

Sectors	Percentage
Financials	16.8%
Information Technology	15.4%
Consumer Discretionary	14.3%
Health Care	14.0%
Industrials	12.8%
Consumer Staples	7.9%
Energy	6.5%
Materials	5.1%
Telecommunication Services	2.1%
Utilities	1.9%
TOTAL COMMON STOCKS	96.8%
TOTAL SHORT-TERM INVESTMENTS	4.1%
TOTAL INVESTMENTS	100.9%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9)%
TOTAL NET ASSETS	100.0%

P / 24

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Statements of Assets and Liabilities

IronBridge Funds, Inc.

June 30, 2015

SMALL CAP FUND
ASSETS:
Investments at cost	$300,638,930

Foreign currency at cost	$—

Investments at value	$445,025,497
Foreign currency at value	—
Cash	25,461
Receivables
Interest and dividends	364,140
Fund shares sold	160,351
Investments sold	51,600
Due from Adviser	—
Prepaid expenses	17,846

Total assets	445,644,895

LIABILITIES:
Payables
Fund shares redeemed	161,208
Investments purchased	2,038,021
Due to Adviser	367,333
Accrued expenses
Professional fees	25,681
Fund administration and accounting fees	22,582
Other expenses	25,953

Total Liabilities	2,640,778

Net Assets	$443,004,117

NET ASSETS CONSIST OF:
Paid in capital	$264,656,658
Undistributed net investment income/(Accumulated net loss)	—
Accumulated net realized gain	33,960,892
Unrealized appreciation/(depreciation) on:
Investments	144,386,567
Foreign currency	—

Net Assets	$443,004,117

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	22,186,355
Net Asset Value, Redemption Price and Offering Price Per Share	$19.97

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$536,772,103	$12,113,897	$21,436,273

$—	$157	$—

$726,434,423	$15,492,601	$26,448,025
—	162	—
—	1,165	—

749,177	54,300	28,822
1,052,136	—	59,780
37,527	233,158	173,635
—	154	—
35,906	4,652	10,162

728,309,169	15,786,192	26,720,424

395,626	—	—
1,257,576	219,097	478,925
501,633	—	7,366

32,440	19,951	15,335
33,320	10,248	9,726
136,604	5,754	2,245

2,357,199	255,050	513,597

$725,951,970	$15,531,142	$26,206,827

$497,699,145	$10,965,297	$19,740,138
(149,268)	—	92,399
38,739,773	1,188,854	1,362,538

189,662,320	3,378,704	5,011,752
—	(1,713)	—

$725,951,970	$15,531,142	$26,206,827

150,000,000	50,000,000	50,000,000
53,330,408	1,716,905	2,048,858
$13.61	$9.05	$12.79

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

For the Year Ended June 30, 2015

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$4,771,431
Interest income	12,387

Total investment income	4,783,818

EXPENSES:
Investment advisory fees	4,552,156
Fund administration and accounting fees	134,344
Shareholder servicing fees	68,258
Custody fees	37,987
Audit fees	32,959
Legal fees	28,872
Directors’ fees and related expenses	28,543
Federal and state registration fees	22,925
Reports to shareholders	6,442
Other	49,352

Total expenses before waiver and reimbursement	4,961,838
Waiver and reimbursement of expenses by Adviser	—

Net expenses	4,961,838

Net Investment Income (Loss)	(178,020)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	53,819,330
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	(22,955,509)
Foreign currency transactions	—

Net Realized and Unrealized Gain on Investments	30,863,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,685,801

(1) Net of foreign taxes withheld of $8,070, $21,356, $19,455, and $0, respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$7,559,128	$285,824	$375,090
22,141	298	693

7,581,269	286,122	375,783

7,068,057	143,208	166,118
197,339	59,449	58,398
333,470	7,166	7,780
43,598	22,467	2,095
43,828	25,458	16,957
42,635	12,250	12,154
42,686	12,844	13,047
61,016	8,504	20,437
89,768	2,012	1,630
84,824	4,212	3,019

8,007,221	297,570	301,635
(107,628)	(129,090)	(97,181)

7,899,593	168,480	204,454

(318,324)	117,642	171,329

74,464,469	1,116,680	888,862
—	(5,483)	—

(47,220,871)	(1,000,681)	530,688
—	(2,203)	—

27,243,598	108,313	1,419,550

$26,925,274	$225,955	$1,590,879

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Year Ended June 30, 2015	Year Ended June 30, 2014
OPERATIONS:
Net investment income (loss)	$(178,020)	$(131,333)
Net realized gain (loss) on:
Investments	53,819,330	88,862,086
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(22,955,509)	17,831,340
Foreign currency transactions	—	—

Net increase in net assets resulting from operations	30,685,801	106,562,093

DISTRIBUTIONS PAID FROM:
Net investment income	—	(374,369)
Net realized gain	(86,997,117)	(21,382,073)

Net decrease in net assets resulting from distributions	(86,997,117)	(21,756,442)

CAPITAL SHARE TRANSACTIONS:
Shares sold	32,754,032	30,478,001
Shares issued to holders in reinvestment of distributions	85,600,576	21,261,666
Shares redeemed	(95,678,288)	(199,512,627)

Net increase (decrease) in net assets resulting from capital share transactions	22,676,320	(147,772,960)

Total Increase (Decrease) in Net Assets	(33,634,996)	(62,967,309)

NET ASSETS:
Beginning of Year	476,639,113	539,606,422

End of Year	$443,004,117	$476,639,113

Undistributed net investment income/(Accumulated net loss)	$—	$—

TRANSACTIONS IN SHARES:
Shares sold	1,604,051	1,390,647
Shares issued to holders in reinvestment of distributions	4,592,306	987,536
Shares redeemed	(4,768,870)	(8,981,284)

Net increase (decrease) in shares outstanding	1,427,487	(6,603,101)

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

$(318,324)	$985,089	$117,642	$149,443	$171,329	$136,812

74,464,469	225,780,268	1,116,680	2,171,484	888,862	1,343,987
—	—	(5,483)	(4,034)	—	—

(47,220,871)	(29,475,247)	(1,000,681)	886,632	530,688	3,147,524
—	—	(2,203)	2,497	—	—

26,925,274	197,290,110	225,955	3,206,022	1,590,879	4,628,323

(385,938)	(1,925,019)	(117,363)	(28,072)	(141,013)	(133,781)
(159,778,038)	(52,326,708)	(1,928,734)	(1,630,513)	(2,086,525)	(739,509)

(160,163,976)	(54,251,727)	(2,046,097)	(1,658,585)	(2,227,538)	(873,290)

135,333,330	189,687,618	229,314	431,624	1,076,861	1,294,316
149,236,224	51,684,194	1,996,521	1,624,410	2,222,966	873,290
(302,837,268)	(506,235,811)	(4,582,049)	(1,425,723)	(1,057,657)	(130,933)

(18,267,714)	(264,863,999)	(2,356,214)	630,311	2,242,170	2,036,673

(151,506,416)	(121,825,616)	(4,176,356)	2,177,748	1,605,511	5,791,706

877,458,386	999,284,002	19,707,498	17,529,750	24,601,316	18,809,610

$725,951,970	$877,458,386	$15,531,142	$19,707,498	$26,206,827	$24,601,316

$(149,268)	$—	$—	$99,548	$92,399	$62,093

9,409,891	12,179,846	24,484	43,337	83,577	107,171
11,723,191	3,420,529	230,812	171,171	182,061	73,447
(21,607,886)	(32,550,194)	(467,285)	(145,640)	(82,768)	(10,762)

(474,804)	(16,949,819)	(211,989)	68,868	182,870	169,856

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the year

IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$22.96	$19.72	$17.80	$18.72	$13.73
Income (loss) from investment operations:
Net investment income	—	0.00 (1)	0.10	0.02	0.00	(1)
Net realized and unrealized gain (loss) on investments	1.33	4.18	3.10	(0.77)	5.01

Total Income (Loss) from Investment Operations	1.33	4.18	3.20	(0.75)	5.01

Less distributions:
From net investment income	—	(0.02)	(0.09)	0.00 (1)	(0.02)
From net realized gain on investments	(4.32)	(0.92)	(1.19)	(0.17)	—

Total Distributions	(4.32)	(0.94)	(1.28)	(0.17)	(0.02)

Net Asset Value, End of Year	$19.97	$22.96	$19.72	$17.80	$18.72

Total Return	7.14%	21.50%	19.14%	(3.92)%	36.51%

Supplemental data and ratios
Net assets, end of year (in thousands)	$443,004	$476,639	$539,606	$395,780	$458,407

Ratio of expenses to average net assets	1.09%	1.09%	1.07%	1.07%	1.08%

Ratio of net investment income (loss) to average net assets	(0.04)%	(0.02)%	0.42%	0.09%	—	%(2)

Portfolio turnover rate	31%	31%	10%	19%	32%

(1) Less than one cent per share.

(2) Less than 0.01%

P / 32

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the year

IRONBRIDGE SMID CAP FUND
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$16.31	$14.12	$12.02	$13.24	$9.52
Income (loss) from investment operations:
Net investment income	0.01	0.02	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.33	2.99	2.48	(0.96)	3.71

Total Income (Loss) from Investment Operations	0.34	3.01	2.55	(0.92)	3.75

Less distributions:
From net investment income	(0.01)	(0.03)	(0.07)	(0.05)	(0.03)
From net realized gain on investments	(3.03)	(0.79)	(0.38)	(0.25)	—

Total Distributions	(3.04)	(0.82)	(0.45)	(0.30)	(0.03)

Net Asset Value, End of Year	$13.61	$16.31	$14.12	$12.02	$13.24

Total Return	3.34%	21.78%	21.80%	(6.79)%	39.38%

Supplemental data and ratios
Net assets, end of year (in thousands)	$725,952	$877,458	$999,284	$825,724	$800,088

Ratio of expenses to average net assets
Before waivers and reimbursements	0.96%	0.94%	0.92%	0.92%	0.92%

Net of waivers and reimbursements	0.95%	0.94%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.04%	0.10%	0.48%	0.33%	0.32%

Net of waivers and reimbursements	0.05%	0.10%	0.48%	0.33%	0.32%

Portfolio turnover rate	37%	56%	29%	41%	54%

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the year

IRONBRIDGE GLOBAL FUND
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$10.22	$9.42	$8.35	$11.99	$9.13
Income (loss) from investment operations:
Net investment income	0.02	0.07	0.12	0.09	0.21
Net realized and unrealized gain (loss) on investments	0.10	1.63	1.31	(1.10)	2.77

Total Income (Loss) from Investment Operations	0.12	1.70	1.43	(1.01)	2.98

Less distributions:
From net investment income	(0.08)	(0.01)	(0.19)	(0.18)	(0.12)
From net realized gain on investments	(1.21)	(0.89)	(0.17)	(2.45)	—

Total Distributions	(1.29)	(0.90)	(0.36)	(2.63)	(0.12)

Net Asset Value, End of Year	$9.05	$10.22	$9.42	$8.35	$11.99

Total Return	1.74%	18.82%	17.66%	(6.27)%	32.72%

Supplemental data and ratios
Net assets, end of year (in thousands)	$15,531	$19,707	$17,530	$16,780	$18,393

Ratio of expenses to average net assets
Before waivers and reimbursements	1.77%	1.67%	1.71%	1.66%	1.38%

Net of waivers and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.07)%	0.12%	0.50%	0.40%	0.56%

Net of waivers and reimbursements	0.70%	0.79%	1.21%	1.06%	0.94%

Portfolio turnover rate	39%	55%	44%	46%	53%

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the year

IRONBRIDGE LARGE CAP FUND
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Year	$13.18	$11.09	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.08	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.70	2.51	1.50	(0.31)

Total Income (Loss) from Investment Operations	0.79	2.59	1.60	(0.29)

Less distributions:
From net investment income	(0.08)	(0.08)	(0.08)	—
From net realized gain on investments	(1.10)	(0.42)	(0.14)	—

Total Distributions	(1.18)	(0.50)	(0.22)	—

Net Asset Value, End of Year	$12.79	$13.18	$11.09	$9.71

Total Return	6.40%	23.87%	16.72%	(2.90	)%(2)

Supplemental data and ratios
Net assets, end of year (in thousands)	$26,207	$24,601	$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.18%	1.26%	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.29%	0.17%	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.67%	0.63%	0.99%	0.72	%(3)

Portfolio turnover rate	27%	41%	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not annualized

(3) Annualized

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2015

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the “Board”). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015.

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$424,893,221	$—	$—	$424,893,221
Total Equity	424,893,221	—	—	424,893,221
Short-Term Investments	20,132,276	—	—	20,132,276
Total Investments in Securities	$445,025,497	$—	$—	$445,025,497

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$702,709,821	$—	$—	$702,709,821
Total Equity	702,709,821	—	—	702,709,821
Short-Term Investments	23,724,602	—	—	23,724,602
Total Investments in Securities	$726,434,423	$—	$—	$726,434,423

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$15,087,126	$—	$—	$15,087,126
Total Equity	15,087,126	—	—	15,087,126
Short-Term Investments	405,475	—	—	405,475
Total Investments in Securities	$15,492,601	$—	$—	$15,492,601

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$25,365,350	$—	$—	$25,365,350
Total Equity	25,365,350	—	—	25,365,350
Short-Term Investments	1,082,675	—	—	1,082,675
Total Investments in Securities	$26,448,025	$—	$—	$26,448,025

*	See Funds’ Schedule of Investments for Industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2015

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2015, open Federal and state income tax years include the tax years ended June 30, 2012, June 30, 2013 and June 30, 2014. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	Year Ended June 30, 2015				Year Ended June 30, 2014
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$5,208,488	$—	$81,788,629	$86,997,117	$374,369	$2,022,074	$19,359,999	$21,756,442
IronBridge SMID Cap	4,785,121	—	155,378,855	160,163,976	1,925,019	9,341,103	42,985,605	54,251,727
IronBridge Global	146,470	—	1,899,627	2,046,097	28,072	44,232	1,586,281	1,658,585
IronBridge Large Cap	410,270	—	1,817,268	2,227,538	133,781	115,021	624,488	873,290

The IronBridge Small Cap Fund, SMID Cap Fund, Global Fund and Large Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2015.

At June 30, 2015, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$300,465,339	$538,411,810	$10,925,043	$20,620,054

Gross unrealized appreciation	155,370,725	201,902,689	4,767,704	6,143,321
Gross unrealized depreciation	(10,810,567)	(13,880,076)	(200,146)	(315,350)

Net unrealized appreciation/depreciation	144,560,158	188,022,613	4,567,558	5,827,971

Undistributed ordinary income	1,475,690	—	—	92,399
Undistributed long-term capital gain	32,311,611	40,379,480	—	546,319

Total distributable earnings	33,787,301	40,379,480	—	638,718

Other accumulated loss	—	(149,268)	(1,713)	—

Total accumulated earnings/(losses)	$178,347,459	$228,252,825	$4,565,845	$6,466,689

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss) and qualified late-year ordinary loss deferral.

P / 38

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$6,813,205	$178,020	$(6,991,225)
IronBridge Smid Cap	17,910,566	554,994	(18,465,560)
IronBridge Global	313,758	(99,827)	(213,931)
IronBridge Large Cap	9,509	(10)	(9,499)

The permanent differences primarily relate to foreign currency, Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, net operating losses, dividend reclasses, dividend on redemption adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, June 30, 2015. During the year ended June 30, 2015 the Funds had no capital loss carryforwards and post-October capital losses. At June 30, 2015, the IronBridge Small Cap Fund, SMID Cap Fund, Global Fund, and Large Cap Fund had qualified late-year ordinary losses of $0, $149,268, $0, and $0, respectively.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that

P / 39

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2015

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds.

Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with payable to Adviser on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until November 1, 2015 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge SMID Cap	IronBridge Global	IronBridge Large Cap
2013	2016	$—	$124,599	$101,717
2014	2017	$—	$126,296	$100,600
2015	2018	$107,628	$129,090	$97,181

		$107,628	$379,985	$299,498

P / 40

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2015 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$134,050,302	$192,480,634
IronBridge SMID Cap	292,667,871	456,133,862
IronBridge Global	6,504,146	10,925,589
IronBridge Large Cap	6,907,217	6,697,499

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $3,000 for each regular in person meeting and $1,000 for each telephonic meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

P / 41

Report of Independent

Registered Public Accounting Firm

The Board of Directors and Shareholders IronBridge Funds, Inc:

We have audited the accompanying statements of assets and liabilities of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, and IronBridge Large Cap Fund, collectively referred to as the “Funds”), including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IronBridge Funds at June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

August 26, 2015

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Board Approval of Advisory Agreements (Unaudited)

At an in-person meeting held on May 21, 2015, the Board of Directors (the “Board”) of IronBridge Funds, Inc. (the “Company”), including a majority of the directors who are not “interested persons” of the Company or IronBridge Capital Management, L.P. (the “Adviser”) (such directors, the “Independent Directors”), considered and renewed the Investment Advisory Agreement between the Adviser and the Company (the “Agreement”) pursuant to which it was proposed that the Adviser would continue to serve as the investment adviser to IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (“SMID Cap Fund”), IronBridge Global Fund (“Global Fund”), and IronBridge Large Cap Fund (“Large Cap Fund”). The Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund, the Global Fund and the Large Cap Fund on July 23, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012.

The Board was provided materials relevant to its consideration of the Agreement, such as the Adviser’s Form ADV and Code of Ethics, information regarding the compliance program and reporting, personnel and financial condition of and professional liability insurance maintained by the Adviser, and memoranda prepared by the Company’s legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Agreement, the total fees to be paid by the Adviser, the expense cap agreements between the Company and the Adviser on behalf of each Fund, and comparative fee and expense information provided by the Funds’ administrator (USBFS) based upon data from an independent third party. The Board was also provided with the Adviser’s response to detailed requests submitted by the Company’s legal counsel on behalf of the Independent Directors, including thirty-nine separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Agreement and reviewed a legal memorandum regarding its duties prepared by the Company’s legal counsel. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by the Adviser to the Funds and, in the case of the Small Cap, SMID Cap and Global Funds, the quality of services provided by the Adviser to their respective predecessor funds (the “Predecessor Funds”) since the Adviser first became an investment adviser or manager of such Predecessor Funds; (2) information related to the performance of separate advisory accounts employing the Large Cap Fund’s strategy for time periods prior to the formation of this Fund; (3) the anticipated cost of the services provided, and the anticipated profits, if any, to be realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to the Adviser from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of the Adviser as of March 31, 2015, in managing the Funds, and information regarding the performance of the Adviser’s private clients and the Predecessor Funds, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the Funds and the Adviser’s proprietary investment style. In particular, the Independent Directors noted the consistent

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Board Approval of Advisory Agreements (continued)

investment approach used by the Adviser across all Funds. The Board reviewed other services provided by the Adviser, including their brokerage selection (and brokerage costs to the Funds) and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds’ investment objectives, policies and restrictions. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by the Adviser to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by the Adviser under the Agreement.

Investment Performance of the Funds. The Independent Directors reviewed investment performance of each of the Funds, measured as of March 31, 2015, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds. In the case of the Small Cap Fund, the SMID Cap Fund and the Global Fund, this performance information included the longer term results of the Predecessor Funds; in the case of the Large Cap Fund, the directors noted the comparable longer term performance of private accounts similar in strategy. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of the Adviser. The Board noted that the Small Cap Fund underperformed its index in the three- and five-year periods and out-performed the index for the one- and ten-year periods; the SMID Cap Fund underperformed its index for the one-, three-, five- and ten-year periods; and the Global Fund underperformed its index in the three- and five-year periods and out-performed the index for the one-year period. The Large Cap

Fund started operations on March 31, 2012, and underperformed its index in the one- and three-year periods. The Board discussed the past year’s underperformance with the Adviser, and noted that long-term investment results of the Funds and Predecessor Funds were in line with the Funds’ peers.

Adviser’s Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with the Adviser the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals. The Board concluded that the Adviser continues to provide high-quality services to the Funds at a fair and reasonable cost.

Terms of Management Agreements and the Adviser’s Services and Fee Schedules. The Board noted the Agreement does not continue on an annual basis unless approved in accordance with the 1940 Act, and that the termination provisions of the Agreement complied with the 1940 Act’s requirements. The Board also reviewed the fees charged by the Adviser under the Advisory Agreement. The Adviser represented that those fees are in line with the fees charged by the Adviser to its private fund and separate account clients, and the Board reviewed related information provided by the Adviser. The Board, with the assistance of USBFS, noted that the Funds’ respective expense ratios (in light of the application of the expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Global Fund and the Large Cap Fund, were very low). The Board also noted that the management fees of the respective Funds were within the range of management fees of the respective selected peer groups, and

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deemed reasonable given the investment approach of the Adviser. The Board concluded that the terms and fee schedules of the Agreements continued to be appropriate in light of each Fund’s investment style and objectives.

Costs of Services Provided, Profitability of the Adviser. The Board also reviewed the impact of the expense cap agreement with respect to all Funds and noted that the Adviser may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund had total expenses less than its expense cap; in the case of the SMID Cap Fund, Global Fund and the Large Cap Fund, the Adviser was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by the Adviser under the Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with the Adviser, the fact that the Agreement does not contain breakpoints in the advisory fees as the Funds’ assets increase. The Adviser discussed its views of the asset capacity of each of the Funds’ investment strategies. The Board concluded that the lack of breakpoints in the Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that the terms of the Agreement were in the best interests of each Fund and its shareholders and continued the Agreement with respect to all four Funds through July 23, 2016.

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Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the directors and is available, without charge, by calling 1-877-861-7714 or at the Fund’s website at www.ironbridgefunds.net.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Independent Directors

Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Chief Operating Officer, RMB Capital Management LLC, an independent investment advisory business, 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	4	None

James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995 to present. Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 through December 2012; Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax).	4	First Interstate Bancsystem, Inc.

James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present. Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	4	Frontier Funds, Inc. (with oversight of 6 portfolios)
Inside (“Interested”) Director

Robert E. Hendricks* Year of Birth: 1943	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	4	None

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Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Officers

John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A

Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present.	N/A	N/A

*	Robert E. Hendricks is deemed to be an “interested director” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	81.66%
IronBridge SMID Cap	88.40%
IronBridge Global	100.00%
IronBridge Large Cap	77.10%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2015 was as follows:

IronBridge Small Cap	79.03%
IronBridge SMID Cap	88.40%
IronBridge Global	97.97%
IronBridge Large Cap	74.16%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2015 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	91.93%
IronBridge Global	19.87%
IronBridge Large Cap	65.63%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the Funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are three audit committee financial experts serving on its audit committee. Messrs. Walter H. Clark, James M. Snyder and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2015	FYE 06/30/2014
Audit Fees	$93,400	$91,500
Audit-Related Fees	$0	$0
Tax Fees	$25,800	$25,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2015	FYE 06/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2015	FYE 06/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By	/s/ John G. Davis
John G. Davis, President (Principal Executive Officer)

Date:	9/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary (Principal Executive Officer)

Date:	9/3/2015

By:	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer (Principal Financial Officer)

Date:	9/3/2015

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